                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MUNICIPAL PARTNERS FUND INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                          MUNICIPAL PARTNERS FUND INC.
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 12, 1999

To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of Municipal Partners Fund Inc. (the "Fund") will be held at 7 World Trade Center, New York, New York, in the Downtown Conference Center, on Thursday, April 15, 1999, at 10:00 a.m., New York time, for the purposes of considering and voting upon the following:

          1. The election of directors (Proposal 1);

          2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 1999 (Proposal 2); and

          3. Any other business that may properly come before the Meeting.

     The close of business on March 8, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                         By Order of the Board of Directors,
                                         Christina T. Sydor
                                         Secretary

             TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                      VALID SIGNATURE
          ----------------------------------------  ----------------------------
          CORPORATE ACCOUNTS
          ----------------------------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                                                    c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          ----------------------------------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                                                    u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                                                    f/b/o John B. Smith, Jr.
                                                    UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                          MUNICIPAL PARTNERS FUND INC.
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048
                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Partners Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York in the Downtown Conference Center, on Thursday, April 15, 1999 at 3:30 p.m., New York time, (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 12, 1999. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on March 8, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On March 8, 1999, there were 5,757,094 shares of the Fund's Common Stock outstanding and 800 shares of the Fund's Preferred Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Capital Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Value Advisors LLC ("Value Advisors"), whose principal business address is 800 Newport Center Drive, Newport Beach, California 92660, is the Fund's investment manager. Value Advisors is a wholly-owned subsidiary of PIMCO Advisors L.P., ("PIMCO Advisors").

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

                              SUMMARY OF PROPOSALS

         PROPOSAL                         CLASS OF SHAREHOLDERS SOLICITED
         --------                         -------------------------------
1. Election of Directors
     Heath B. McLendon              Holders of Preferred Stock
     Charles F. Barber              Holders of Preferred Stock and Common Stock
2. Ratification of Selection of     Holders of Preferred Stock and Common Stock
   Independent Accountants

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2002 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the remaining
Class III and Class I Directors expire at the years 2000 and 2001 Annual Meeting of Stockholders, respectively or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. The nominees for election are currently members of the Fund's Board of Directors and have been previously elected as director by the Fund's stockholders. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominee for election as a director:

                                                                COMMON STOCK         PREFERRED STOCK
                                                             BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                 DIRECTLY OR           DIRECTLY OR
                                                               INDIRECTLY, ON        INDIRECTLY, ON
                                                              DECEMBER 31, 1998     DECEMBER 31, 1998
    NOMINEES AND PRINCIPAL OCCUPATIONS      DIRECTOR         -------------------   -------------------
        DURING THE PAST FIVE YEARS          SINCE      AGE        SHARES(A)              SHARES
------------------------------------------  --------   ----  -------------------   -------------------
NOMINEES TO SERVE UNTIL THE YEAR 2002
ANNUAL MEETING OF STOCKHOLDERS
CLASS II DIRECTORS
Charles F. Barber, Member of Audit           1993       81         1,000                  -0-
     Committee; Consultant; formerly
     Chairman of the Board, ASARCO
     Incorporated.
Heath B. McLendon*, Chairman and             1998       65          107                   -0-
     President; Managing Director, Salomon
     Smith Barney Inc., President and
     Director, SSBC Fund Management Inc.
     and Travelers Investment Adviser,
     Inc.; Chairman of Smith Barney
     Strategy Advisers Inc. Prior to July
     1993, Senior Executive Vice President
     of Shearson Lehman Brothers Inc.,
     Vice Chairman of Shearson Asset
     Management, Director of PanAgora
     Asset Management, Inc. and PanAgora
     Asset Management Limited.

                                                   (footnotes on following page)

     The following table provides information concerning the remaining directors of the Fund:

                                                                COMMON STOCK         PREFERRED STOCK
                                                             BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                 DIRECTLY OR           DIRECTLY OR
                                                               INDIRECTLY, ON        INDIRECTLY, ON
                                                              DECEMBER 31, 1998     DECEMBER 31, 1998
   DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR         -------------------   -------------------
        DURING THE PAST FIVE YEARS          SINCE      AGE       SHARES(A)              SHARES
------------------------------------------  --------   ----  -------------------   -------------------
DIRECTOR SERVING UNTIL THE YEAR 2001
ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTOR
Dr. Riordan Roett, Member of Audit           1997       60          -0-                   -0-
     Committee; Professor and Director,
     Latin American Studies Program, Paul
     H. Nitze School of Advanced
     International Studies, The Johns
     Hopkins University.
DIRECTORS SERVING UNTIL THE YEAR 2000
ANNUAL MEETING OF STOCKHOLDERS
CLASS I DIRECTOR
William D. Cvengros*, Co-Chairman; Chief     1997       50          -0-                   -0-
     Executive Officer, President, Member
     of the Board of Value Advisors and
     Chief Executive Officer and President
     of PIMCO Advisors.
Robert L. Rosen, Member of Audit             1993       51          -0-                   -0-
     Committee; Managing General Partner,
     RLR Partners L.L.C. (general partner
     of private investment firm); formerly
     Chairman, Damon Corporation
     (1989-1993).

------------------
    * "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
    (A) The holdings of no director represented more than 1% of the outstanding shares of the Fund's Common and Preferred Stock as of December 31, 1998. Each director has sole voting and investment power with respect to the listed shares.

     In addition to serving as Directors of the Fund, the nominees and each of the directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director for five other investment companies co-advised by Value Advisors and SBAM; fifteen investment companies solely advised by SBAM, forty-two investment companies managed by and/or administered by SSBC Fund Management Inc. ("SSBC"), six investment companies advised by Travelers Investment Management Company and seven investment companies managed by Travelers Asset Management International Corporation. Mr. Barber also serves as a director of two investment companies advised by Advantage Advisers, Inc. ("Advantage"), two investment companies advised by CIBC Oppenheimer Advisors, L.L.C. ("CIBC"), an affiliated company of Advantage, five other investment companies co-advised by Value Advisors and SBAM, and fifteen investment companies solely advised by SBAM. Mr. Cvengros also serves as a director for five other investment companies co-advised by Value Advisors and SBAM and one investment company advised by PIMCO Advisors. Dr. Roett also serves as a director for five investment companies co-advised by Value Advisors and SBAM and three other investment companies solely advised by SBAM. Mr. Rosen also serves as a director for one other investment company co-advised by Value Advisors and SBAM and one other investment company advised by Value Advisors and an affiliate of Value-Advisors.

     At December 31, 1998, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Capital Stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of the Fund's shares of Capital Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 4,971,485 shares, equal to approximately 86% of the outstanding shares of the Fund's Capital Stock.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Cvengros and McLendon, the present executive officers of the Fund are:

                                                  OFFICER
       NAME                    OFFICE              SINCE     AGE
------------------    ------------------------    -------    ---
Stephen J.            President                    1997      51
Treadway
Newton B. Schott,     Executive Vice President     1997      56
Jr.
Lewis E. Daidone      Executive Vice President     1998      40
                      and Treasurer
Robert E. Amodeo      Executive Vice President     1999      34
Christina T. Sydor    Secretary                    1998      46

     Mr. Treadway has also served as an Executive Vice President of PIMCO Advisors and as Chairman and President of PIMCO Funds Distributors LLC ("PFD") since May 1996. Prior to May 1996, Mr. Treadway was employed by Salomon Smith Barney Inc. for more than 18 years, serving in various senior officer positions. Mr. Schott has also served as Senior Vice President of Value Advisors since January 1, 1997. He serves as the Executive Vice President, Chief Administrative Officer, Secretary, Director and General Counsel to PFD. From November 1994 to January 1998, he served as Director of PFD. Also, from November 1994 to December 1996, during this time, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors, PFD's parent company. Mr. Daidone has also served as Managing Director of Salomon Smith Barney Inc. since 1990. He is Director and Senior Vice President of SSBC and Travelers Investment Advisers, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Mr. Amodeo joined Salomon Smith Barney Inc. in October 1988. He also served as Vice President of SBAM and Salomon Smith Barney Inc. since January 1996. Ms. Sydor has also served as Managing Director of Salomon Smith Barney, Inc. which she joined in 1986. She is General Counsel of SSBC and Travelers Investment Advisers, Inc., and is also Secretary of the investment companies sponsored by Salomon Smith Barney.

     The Fund's Audit Committee is composed of Messrs. Barber, Rosen and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended December 31, 1998. The Fund has no nominating or compensation committees.

     During the fiscal year ended December 31, 1998, the Fund's Board of Directors met five times. Each director attended at least 75% of the aggregate number of meetings of the Board and the Committee for which he was eligible, with the exception of Mr. Rosen.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by Value Advisors and/or SBAM. The following table provides information concerning the compensation paid to directors during the fiscal year ended December 31, 1998. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by Value Advisors and/or SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1998 by the Fund to Mr. Cvengros who, as an employee of PIMCO Advisors is an "interested person," as defined in the 1940 Act.

                         AGGREGATE
                        COMPENSATION     TOTAL COMPENSATION
                           FROM          FROM OTHER FUNDS
NAME OF DIRECTOR         THE FUND        ADVISED BY SBAM        TOTAL COMPENSATION
--------------------    ------------     ------------------     ------------------
                                          DIRECTORSHIPS(A)       DIRECTORSHIPS(A)
Charles F. Barber...     $ 9,200.00         $ 137,215.00(15)*      $ 146,415.00(16)*
Robert L. Rosen.....     $ 7,100.00         $   7,800.00(1)        $  14,900.00(2)
Dr. Riorden Roett...     $ 9,200.00         $  72,258.00(8)        $  81,548.00(9)

------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
* In addition, Mr. Barber received $19,250 in deferred compensation from six investment companies advised by an affiliate of SBAM, and $19,100 from SBAM in connection with Board meetings held relating to the Merger of Salomon Brothers Inc. and Smith Barney Holdings Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Capital Stock, Value Advisors and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the most recently completed fiscal year, except that Christina T. Sydor and Robert E. Amodeo have inadvertently failed to timely file their Initial Reports on Form 3.

REQUIRED VOTE

     The election of Mr. McLendon as a director requires a plurality of the votes cast by the holders of shares of Preferred Stock of the Fund present or represented by proxy at the meeting with a quorum present. Election of Mr. Barber as a director requires a plurality of the votes cast by the holders of shares of Common Stock and Preferred Stock, voting as a single class, present in person or represented by proxy at the meeting with a quorum. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 1999. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification.

The Fund has been advised by PricewaterhouseCoopers LLP that at December 31, 1998, neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2000 must be received by the Fund for inclusion in the Fund's proxy statement relating to that meeting no later than November 11, 1999.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 1998 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Value Advisors and SBAM or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 12, 1999

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

---------------------------------------         1. The election of one Class II director
     MUNICIPAL PARTNERS FUND INC.                  to the Board of Directors, to hold
---------------------------------------            office until his successor is duly
            COMMON STOCK                           elected and qualified. Director to serve
                                                   until 2002 Annual Meeting:                     For the Nominee       Withhold
  THE BOARD OF DIRECTORS RECOMMENDS
     A VOTE "FOR" ITEMS 1 AND 2.                           Charles F. Barber                           / /                / /

                                                2. The ratification of the selection of           For      Against      Abstain
                                                   PricewaterhouseCoopers LLP as the
                                                   Fund's independent accountants for the         / /        / /          / /
                                                   fiscal year ending December 31, 1999.

                                                   The proxies are authorized to vote in
                                                   their discretion on any other business
                                                   as  may properly come before the
                                                   meeting or any adjournments thereof.

                                                   Mark box at right if you plan to
                                                   attend the meeting.                             / /

   Please be sure to sign         -----------      Mark box at right if an address change or
   and date this Proxy.           Date             comment has been noted on the reverse
----------------------------------------------     side of this card.                             / /

Stockholder sign here----Co-owner sign here---     RECORD DATE SHARES:


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

---------------------------------------         1. The election of one Class II director
     MUNICIPAL PARTNERS FUND INC.                  to the Board of Directors, to hold
---------------------------------------            office until his successor is duly
            COMMON STOCK                           elected and qualified. Director to serve
                                                   until 2002 Annual Meeting:                     For the Nominee        Withhold
  THE BOARD OF DIRECTORS RECOMMENDS
     A VOTE "FOR" ITEMS 1 AND 2.                           Charles F. Barber                            / /                / /

                                                2. The ratification of the selection of           For      Against      Abstain
                                                   PricewaterhouseCoopers LLP as the
                                                   Fund's independent accountants for the         / /        / /          / /
                                                   fiscal year ending December 31, 1999.

                                                   The proxies are authorized to vote in
                                                   their discretion on any other business
                                                   as  may properly come before the
                                                   meeting or any adjournments thereof.

                                                   Mark box at right if you plan to
                                                   attend the meeting.                             / /

   Please be sure to sign         -----------      Mark box at right if an address change or
   and date this Proxy.           Date             comment has been noted on the reverse
----------------------------------------------     side of this card.                              / /

Stockholder sign here----Co-owner sign here---     RECORD DATE SHARES:


COMMON STOCK            MUNICIPAL PARTNERS FUND INC.                COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - APRIL 15, 1999

The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone, Robert A. Vegliante and Miriam I. Katz, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and to vote all shares of Common Stock of Municipal Partners Fund Inc. (the "Fund"), which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, on April 15, 1999, and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR items 1 and 2 listed on the reverse side.

--------------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

--------------------------------------       -----------------------------------

--------------------------------------       -----------------------------------

--------------------------------------       -----------------------------------


COMMON STOCK            MUNICIPAL PARTNERS FUND INC.                COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - APRIL 15, 1999

The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone, Robert A. Vegliante and Miriam I. Katz, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and to vote all shares of Common Stock of Municipal Partners Fund Inc. (the "Fund"), which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, on April 15, 1999, and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR items 1 and 2 listed on the reverse side.

--------------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

--------------------------------------       -----------------------------------

--------------------------------------       -----------------------------------

--------------------------------------       -----------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

---------------------------------------         1. The election of two Class II directors
     MUNICIPAL PARTNERS FUND INC.                  to the Board of Directors, to hold
---------------------------------------            office until their successors are duly
         PREFERRED STOCK                           elected and qualified. Directors to serve
                                                   until 2002 Annual Meeting:                     For The Nominee        Withhold
  THE BOARD OF DIRECTORS RECOMMENDS
     A VOTE "FOR" ITEMS 1 AND 2.                           Charles F. Barber                            / /                / /

                                                           Heath B. McLendon                            / /                / /

                                                2. The ratification of the selection of           For      Against      Abstain
                                                   PricewaterhouseCoopers LLP as the
                                                   Fund's independent accountants for the         / /        / /          / /
                                                   fiscal year ending December 31, 1999.

                                                   The proxies are authorized to vote in
                                                   their discretion on any other business
                                                   as  may properly come before the
                                                   meeting or any adjournments thereof.

                                                   Mark box at right if you plan to
                                                   attend the meeting.                             / /

   Please be sure to sign         -----------      Mark box at right if an address change or
   and date this Proxy.           Date             comment has been noted on the reverse
----------------------------------------------     side of this card.                             / /

Stockholder sign here----Co-owner sign here---     RECORD DATE SHARES:


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

---------------------------------------         1. The election of two Class II directors
     MUNICIPAL PARTNERS FUND INC.                  to the Board of Directors, to hold
---------------------------------------            office until their successors are duly
         PREFERRED STOCK                           elected and qualified. Directors to serve
                                                   until 2002 Annual Meeting:                     For The Nominee       Withhold
  THE BOARD OF DIRECTORS RECOMMENDS
     A VOTE "FOR" ITEMS 1 AND 2.                           Charles F. Barber                            / /                / /

                                                           Heath B. McLendon                            / /                / /

                                                2. The ratification of the selection of           For      Against      Abstain
                                                   PricewaterhouseCoopers LLP as the
                                                   Fund's independent accountants for the         / /        / /          / /
                                                   fiscal year ending December 31, 1999.

                                                   The proxies are authorized to vote in
                                                   their discretion on any other business
                                                   as  may properly come before the
                                                   meeting or any adjournments thereof.

                                                   Mark box at right if you plan to
                                                   attend the meeting.                             / /

   Please be sure to sign         -----------      Mark box at right if an address change or
   and date this Proxy.           Date             comment has been noted on the reverse
----------------------------------------------     side of this card.                              / /

Stockholder sign here----Co-owner sign here---     RECORD DATE SHARES:


PREFERRED STOCK         MUNICIPAL PARTNERS FUND INC.             PREFERRED STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - APRIL 15, 1999

The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone, Robert A. Vegliante and Miriam I. Katz, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and to vote all shares of Preferred Stock of Municipal Partners Fund Inc. (the "Fund"), which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, on April 15, 1999, and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR items 1 and 2 listed on the reverse side.

--------------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

--------------------------------------       -----------------------------------

--------------------------------------       -----------------------------------

--------------------------------------       -----------------------------------


PREFERRED STOCK           MUNICIPAL PARTNERS FUND INC.           PREFERRED STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - APRIL 15, 1999

The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone, Robert A. Vegliante and Miriam I. Katz, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and to vote all shares of Preferred Stock of Municipal Partners Fund Inc. (the "Fund"), which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York, on April 15, 1999, and at any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR items 1 and 2 listed on the reverse side.

--------------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

--------------------------------------       -----------------------------------

--------------------------------------       -----------------------------------

--------------------------------------       -----------------------------------